[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                       USAA HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                JANUARY 31, 2001








TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             15
         Statement of Assets and Liabilities                           16
         Statement of Operations                                       17
         Statements of Changes in Net Assets                           18
         Notes to Financial Statements                                 19









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA HIGH-YIELD OPPORTUNITIES FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









          USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.









FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA


USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account - a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD









INVESTMENT REVIEW


USAA HIGH-YIELD OPPORTUNITIES FUND

OBJECTIVE: Provide an attractive total return primarily through high current income and secondarily through capital appreciation.

TYPES OF INVESTMENTS: Normally at least 80% of the Fund's assets will be invested in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

--------------------------------------------------------------------------------
                                            1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                             $51.9 Million        $44.9 Million
  Net Asset Value Per Share                  $9.50                $9.78
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
     7/31/00 TO 1/31/01             1 YEAR         SINCE INCEPTION ON 8/2/99
           3.17%(+)                 5.75%                    7.36%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA High-Yield Opportunities Fund, The Credit Suisse First Boston (CSFB) Global High Yield Index, and the Lipper High Current Yield Funds Average for the period of 08/02/1999 through 01/31/2001. The data points from the graph are as follows:


               USAA HIGH-YIELD         CSFB GLOBAL        LIPPER HIGH CURRENT
              OPPORTUNITIES FUND     HIGH YIELD INDEX       YIELD FUNDS AVG.
              ------------------     ----------------     -------------------

08/02/99         $10,000                 $10,000                $10,000
01/31/00          10,517                   9,999                 10,040
07/31/00          10,780                  10,049                  9,953
01/31/01          11,121                  10,086                  9,806

DATA SINCE INCEPTION ON 8/2/99 THROUGH 1/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA HIGH-YIELD OPPORTUNITIES FUND TO THE CREDIT SUISSE FIRST BOSTON (CSFB) GLOBAL HIGH YIELD INDEX AND THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE. THE CSFB GLOBAL HIGH YIELD INDEX IS AN UNMANAGED, TRADER-PRICED PORTFOLIO CONSTRUCTED TO MIRROR THE HIGH-YIELD DEBT MARKET. THE LIPPER AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL HIGH CURRENT YIELD FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER, MATTHEW FREUND, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

From July 31, 2000, to January 31, 2001, the total return of your USAA High-Yield Opportunities Fund was 3.17%, outperforming the Lipper High Current Yield Fund average return of -1.43%. Over the same period, your Fund's total return was greater than the S&P 500 Index, which provided a total return of -3.98%, and less than 10-year U.S. Treasuries, which provided a total return of 8.3%.

While we are gratified that we outperformed our peer group over this period, the Fund's return relative to stocks and higher-quality bonds is not unexpected. High-yield securities are often considered hybrids, with characteristics of stocks and higher-quality bonds. High-yield securities are generally not as sensitive to changes in interest rates as high-quality bonds, and will act differently as a result. High-yield securities offer investors the potential for a higher return as compensation for taking additional credit risk (the risk that the issuer of a security will be unable to pay its financial obligations when due or to meet other financial terms). In effect, high-yield investors are trading a portion of the interest rate risk inherent in any bond for additional credit risk.

Because the credit risk of most high-yield issuers is strongly influenced by the outlook for that company's future earnings, it often causes high-yield securities to act more like the issuer's common stock, which is even more sensitive to changes in the company's earnings outlook. These characteristics of stocks and higher-quality bonds are the reason high-yield securities are often considered hybrids.


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


This hybrid performance can be seen on the following graph, which compares the Fund's return to the S&P 500 Index and the Salomon Smith Barney Treasury 10-Year Benchmark(SERVICE MARK). Over the last six months, your Fund acted very differently than higher-quality bonds. At the same time, it offered less volatility and higher current income than the equity market as a whole.



                              COMPARATIVE RETURNS

A chart in the form of a line graph appears here, illustrating the comparison of the USAA High-Yield Opportunities Fund return to the S&P 500 Index and to the Salomon Smith Barney Treasury 10-Year Benchmark(ServiceMark) for the period of 07/31/2000 through 01/31/2001. The data points from the graph are as follows:

                                                            SALOMON SMITH BARNEY
                USAA HIGH-YIELD                               TREASURY 10-YEAR
              OPPORTUNITIES FUND       S&P 500 INDEX              BENCHMARK
              ------------------       -------------        --------------------

07/31/2000           0.00%                    0%                         0%
08/31/2000           0.52%                 6.21%                      1.60%
09/29/2000          -0.40%                 0.60%                      1.54%
10/31/2000          -3.41%                 0.18%                      2.35%
11/30/2000          -6.98%                -7.72%                      5.18%
12/29/2000          -4.32%                -7.27%                      8.22%
01/31/2001           3.17%                -3.98%                      8.34%


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THAT PERIOD?

The past six months clearly demonstrated investors' surprising ability to change their temperaments from fear to greed. For most of the fall, fear ruled the day. Increasing economic concerns, presidential election uncertainty, and falling equity prices increased default fears and lowered prices for all but the strongest high-yield securities. Yields rose to their highest levels since the 1991 recession. As you can see from the following headlines, the popular press soon began to take notice of values within the high-yield market. This was a refreshing change after the excessive pessimism documented in our last report.

"Junk Rebound Ahead" (FORBES - November 13, 2000)

"Panic Spells Opportunity" (FORBES - December 25, 2000)

"Bargains in the Dustbin" (BARRON'S - January 15, 2001)

"Lower Rates Revive Junk-Bond Market, As Investors of All Sizes Regain Interest" (THE WALL STREET JOURNAL - January 17, 2001)

THE SALOMON SMITH BARNEY U.S. TREASURY 10-YEAR (ON-THE-RUN) BENCHMARK IS A COMPONENT OF THE SALOMON SMITH BARNEY U.S. BROAD INVESTMENT-GRADE (USBIG) BOND INDEX(SERVICEMARK); IT MEASURES THE PERFORMANCE OF THE MOST RECENTLY AUCTIONED TREASURY ISSUES WITH 10 YEARS TO MATURITY. THE USBIG IS AN UNMANAGED, MARKET-CAPITALIZATION-WEIGHTED INDEX AND INCLUDES FIXED-RATE TREASURY, GOVERNMENT-SPONSORED, MORTGAGE, ASSET-BACKED, AND INVESTMENT GRADE ISSUES WITH A MATURITY OF ONE YEAR OR LONGER AND A MINIMUM AMOUNT OUTSTANDING OF $1 BILLION IN TREASURIES.

REFER TO THE BOTTOM OF PAGE 5 FOR THE S&P 500 INDEX DEFINITION.


The holiday period was generally uneventful as trading slowed. Then, in early January, the Federal Open Market Committee surprised the market with a 0.5% reduction in overnight lending rates (rates were subsequently lowered by another 0.5% at the regularly scheduled January meeting). The realization that the FOMC would act decisively and that the newly elected president was gaining political support for tax cuts increased the market's expectation of a quick rebound in economic activity. Investors who had left the high-yield market returned as the tolerance for credit risk increased and the fear of default was replaced with the fear of missing a bull market (a more polite reference to greed). The high-yield market rallied strongly in January. Your USAA High-Yield Opportunities Fund was up 7.83% for the month.

WHAT WERE THE FUND'S STRATEGIES AND TECHNIQUES FOR BUYING AND SELLING DURING THE PERIOD?

Your Fund outperformed during this period by maintaining its dedication to research and portfolio diversification. In the fall, we gradually lowered the Fund's exposure to weak cyclical players (auto parts and chemicals). After the election, we slightly increased the Fund's telecom weightings (telephone, long-distance, and wireless) in anticipation of further market rallies.

Your Fund benefited from its  investments  in the real estate  investment  trust
(REIT), gaming, and health-care sectors, as well as from some select telecommunication and energy holdings. Healthcare Realty Trust, Entertainment Properties, Hollywood Casino, LifePoint Hospitals, Clearnet Communications, and Intermedia Communications were just a few of the holdings that provided attractive returns during the period. Partially offsetting this strong performance was weakness in the Internet-service and auto-rental sectors. Nevertheless, your Fund remained fully invested in high-yield securities and was well-positioned to participate in the January market rally.

WHAT IS THE OUTLOOK FOR THE HIGH-YIELD MARKET?

The U.S. economy appears to be weakening rather quickly. While most experts predict the slowdown will be relatively short-lived (ending sometime this summer), it is somewhat sobering to remember that these same experts generally failed to predict the slowdown in the first place. We continue to believe that investors must be cautious in their outlook and have realistic investment expectations. Most high-yield companies will be under stress in even the most moderate of economic slowdowns (indicated by less than 1.5% growth in the gross domestic product). An actual recession, defined as at least two successive quarters of negative economic growth, could prove even more stressful.

While the duration of the current economic slowdown remains in doubt, we are confident that the market will price in the subsequent recovery long BEFORE the recovery occurs. While past performance is no guarantee of future results, in 1991 the high-yield market started to recover more than five months before default rates actually peaked and provided a total return in excess of 39%. Thus, we are committed to remaining fully invested throughout the market cycle.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------
                  TOP 10 HOLDINGS*
                 (% OF NET ASSETS)
--------------------------------------------------------
  Healthcare Realty Trust, Inc.                    4.2%
  Hartmarx Corp.                                   2.6
  Hollywood Casino Corp.                           2.5
  Lyondell Chemical Co.                            2.4
  GT Group Telecom, Inc.                           2.3
  Crown Castle International Corp.                 2.2
  US Unwired, Inc.                                 2.2
  Riverwood International Corp.                    2.0
  Station Casinos, Inc.                            2.0
  Venator Group, Inc.                              2.0
--------------------------------------------------------

--------------------------------------------------------
                   TOP 10 INDUSTRIES*
                   (% OF NET ASSETS)
--------------------------------------------------------
  Real Estate Investment Trusts                   14.2%
  Telecommunications - Cellular/Wireless          13.4
  Telephones                                      11.4
  Gaming Companies                                 7.2
  Services - Commercial & Consumer                 5.5
  Telecommunications - Long Distance               3.7
  Textiles - Apparel                               3.5
  Electronics - Semiconductors                     3.3
  Finance - Consumer                               2.8
  Railroads/Shipping                               2.6
--------------------------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
9-14.


* EXCLUDING CASH EQUIVALENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


 PRINCIPAL                                                                               MARKET
  AMOUNT                                                    MOODY'S                      VALUE
  (000)                 SECURITY                            RATING     MATURITY          (000)
-----------------------------------------------------------------------------------------------
                                CORPORATE BONDS (88.8%)

            AIRLINES (1.9%)
   $1,000   Northwest Airlines, Inc., Notes, 8.52%            Ba2      4/07/2004      $     995
-----------------------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (1.0%)
      500   Canandaigua Brands, Inc.,
              Senior Subordinated Notes, 8.50%                B1       3/01/2009            508
-----------------------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (1.8%)
    1,000   RCN Corp., Senior Notes, 10.00%                   B3      10/15/2007            585
    1,000   RCN Corp., Senior Discount Notes, 0%/11.13% (a)   B3      10/15/2007            365
-----------------------------------------------------------------------------------------------
                                                                                            950
-----------------------------------------------------------------------------------------------
            CHEMICALS (2.4%)
    1,250   Lyondell Chemical Co.,
              Senior Subordinated Notes, 10.88%               B2       5/01/2009          1,262
-----------------------------------------------------------------------------------------------
            CONTAINERS - METALS & GLASS (0.4%)
      250   Crown Cork & Seal, Senior Notes, 7.13%            B2       9/01/2002            214
-----------------------------------------------------------------------------------------------
            CONTAINERS - PAPER (2.0%)
    1,000   Riverwood International Corp.,
              Senior Notes, 10.63%                            B3       8/01/2007          1,047
-----------------------------------------------------------------------------------------------
            DRUGS (1.5%)
      750   Warner Chilcott, Inc.,
              Senior Notes, 12.63% (b)                        B2       2/15/2008            795
-----------------------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (3.2%)
      650   Asat Finance LLC,
              Guaranteed Senior Notes, 12.50% (d)             Ba3     11/01/2006            639
    1,000   Fairchild Semiconductor Corp.,
              Senior Subordinated Notes, 10.50% (b)           B2       2/01/2009          1,022
-----------------------------------------------------------------------------------------------
                                                                                          1,661
-----------------------------------------------------------------------------------------------
            FINANCE - CONSUMER (2.8%)
    1,000   Advanta Corp., Notes, 7.00% (d)                   B2       5/01/2001            977
      500   Metris Cos., Inc., Senior Notes, 10.00%           Ba3     11/01/2004            452
-----------------------------------------------------------------------------------------------
                                                                                          1,429
-----------------------------------------------------------------------------------------------
            FOODS (1.2%)
      794   Del Monte Foods Co., Senior Discount
              Notes, 0%/12.50% (a),(d)                        Caa     12/15/2007            639
-----------------------------------------------------------------------------------------------
            GAMING COMPANIES (7.2%)
      500   Alliance Gaming Corp., Senior
              Subordinated Notes, 10.00%                      Caa      8/01/2007            417
      500   Aztar Corp., Senior Subordinated Notes, 8.88%     B2       5/15/2007            494
    1,210   Hollywood Casino Corp.,
              Senior Secured Notes, 11.25%                    B3       5/01/2007          1,280
      500   Mandalay Bay Resort Group, Senior Notes, 9.50%    Ba2      8/01/2008            520
    1,000   Station Casinos, Inc.,
              Senior Subordinated Notes, 9.88%                B1       7/01/2010          1,027
-----------------------------------------------------------------------------------------------
                                                                                          3,738
-----------------------------------------------------------------------------------------------
            HEALTH CARE - SPECIALIZED SERVICES (1.0%)
      500   HealthSouth Corp.,
              Senior Subordinated Notes, 10.75%               Ba3     10/01/2008            534
-----------------------------------------------------------------------------------------------
            HOSPITALS (1.1%)
      500   LifePoint Hospitals Holdings, Inc.,
              Senior Subordinated Notes, 10.75%               B3       5/15/2009            550
-----------------------------------------------------------------------------------------------
            HOUSEWARES (0.8%)
      500   Windmere-Durable Holdings, Inc.,
              Senior Subordinated Notes, 10.00%               B2       7/31/2008            428
-----------------------------------------------------------------------------------------------
            INTERNET SERVICES (0.5%)
    1,000   PSINet, Inc., Senior Notes, 10.00%                Caa      2/15/2005            280
-----------------------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (1.0%)
      500   Flowserve Corp.,
              Senior Subordinated Notes, 12.25%               B3       8/15/2010            527
-----------------------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (1.0%)
      500   Actuant Finance Corp.,
              Senior Subordinated Notes, 13.00%               B3       5/01/2009            503
-----------------------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.9%)
      500   Tekni-Plex, Inc.,
              Senior Subordinated Notes, 12.75%               B3       6/15/2010            473
-----------------------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (1.2%)
      500   RBF Finance Co., Senior Secured Notes, 11.38%     Baa3     3/15/2009            605
-----------------------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (1.0%)
      500   Magnum Hunter Resources, Inc.,
              Senior Notes, 10.00%                            B2       6/01/2007            498
-----------------------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.5%)
      250   Stone Container Corp.,
              Senior Notes, 9.25% (b)                         B2       2/01/2008            256
-----------------------------------------------------------------------------------------------
            PERSONAL CARE (0.8%)
      375   French Fragrances, Inc.,
              Senior Secured Notes, 11.75% (b)                B1       2/01/2011            392
-----------------------------------------------------------------------------------------------
            RAILROADS/SHIPPING (2.6%)
      500   Kansas City Southern Railway Co.,
              Senior Notes, 9.50% (b)                         Ba2     10/01/2008            528
    1,000   TFM S.A. De C.V., Senior Discount
              Debentures, 0%/11.75% (a)                       B1       6/15/2009            822
-----------------------------------------------------------------------------------------------
                                                                                          1,350
-----------------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (10.4%)
      250   Felcor Lodging L.P.,
              Senior Notes, 9.50% (b)                         Ba2      9/15/2008            257
      500   Felcor Lodging L.P.,
              Senior Notes, 9.50%                             Ba2      9/15/2008            515
    2,250   Healthcare Realty Trust, Inc.,
              Subordinated Convertible Debentures, 6.55%      Ba2      3/14/2002          2,157
      500   Meristar Hospitality Corp.,
              Senior Notes, 9.00% (b)                         Ba2      1/15/2008            505
      500   TriNet Corporate Realty Trust, Inc.,
              Notes, 7.30%                                    Ba1      5/15/2001            496
      600   TriNet Corporate Realty Trust, Inc.,
              Dealer Remarketed Securities, 6.75%             Ba1      3/01/2003            567
    1,000   TriNet Corporate Realty Trust, Inc.,
              Notes, 7.95%                                    Ba1      5/15/2006            909
-----------------------------------------------------------------------------------------------
                                                                                          5,406
-----------------------------------------------------------------------------------------------
            RETAIL - SPECIALTY (2.0%)
    1,075   Venator Group, Inc., Tranche Trust, 6.98%         B1      10/15/2001          1,059
-----------------------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (1.0%)
      500   Sovereign Bancorp, Inc., Senior Notes, 10.25%     Ba3      5/15/2004            521
-----------------------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (5.5%)
    1,640   Budget Group, Inc., Senior Notes, 9.13%           Caa      4/01/2006            681
      500   KinderCare Learning Center, Inc.,
              Senior Subordinated Notes, 9.50%                Caa      2/15/2009            473
    1,000   Stewart Enterprises, Inc., Remarketable
              or Redeemable Securities, 6.40%                 Ba3      5/01/2003            795
      500   Stewart Enterprises, Inc., Notes, 6.70%           Ba3     12/01/2003            377
      500   Weight Watchers International, Inc.,
              Senior Subordinated Notes, 13.00%               B2      10/01/2009            547
-----------------------------------------------------------------------------------------------
                                                                                          2,873
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (10.4%)
    1,000   Airgate PCS, Inc., Senior Subordinated
              Discount Notes, 0%/13.50% (a)                   Caa     10/01/2009            655
      250   American Tower Corp.,
              Senior Notes, 9.38% (b)                         B3       2/01/2009            254
    1,000   Clearnet Communications, Inc.,
              Senior Discount Notes, 0%/10.13% (a),(d)        Ba1      5/01/2009            822
      500   Dolphin Telecom PLC,
              Senior Discount Notes, 0%/11.50% (a)            Caa      6/01/2008             77
    1,000   Dolphin Telecom PLC, Senior Discount Notes,
              Series B, 0%/14.00% (a)                         Caa      5/15/2009             95
      500   Independent Wireless One Holdings, Inc.,
              Senior Notes and Warrants, 14.00% (b)           Caa      1/15/2011            504
    1,000   SBA Communications Corp.,
              Senior Discount Notes, 0%/12.00% (a)            N/R      3/01/2008            830
    1,000   SBA Communications Corp.,
              Senior Notes, 10.25% (b),(c)                    N/R      2/01/2009          1,010
    2,000   US Unwired, Inc., Senior Subordinated
              Discount Notes, Series B, 0%/13.38% (a)         Caa     11/01/2009          1,150
-----------------------------------------------------------------------------------------------
                                                                                          5,397
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (3.7%)
      500   Global Crossing Holdings Ltd.,
              Senior Notes, 8.70% (b)                         Ba2      8/01/2007            501
      750   Level 3 Communications, Inc.,
              Senior Notes, 11.00%                            B3       3/15/2008            731
      750   Williams Communications Group, Inc.,
              Senior Notes, 10.70%                            B2      10/01/2007            686
-----------------------------------------------------------------------------------------------
                                                                                          1,918
-----------------------------------------------------------------------------------------------
            TELEPHONES (11.1%)
    2,750   GT Group Telecom, Inc.,
              Senior Discount Notes, 0%/13.25% (a)            Caa      2/01/2010          1,182
      500   Intermedia Communications, Inc.,
              Senior Discount Notes, 0%/11.25% (a)            B2       7/15/2007            413
      500   McLeod USA, Inc., Senior Notes, 11.38%            B1       1/01/2009            532
    1,000   Metromedia Fiber Network, Inc.,
              Senior Notes, 10.00%                            B2      12/15/2009            935
    1,000   Nextlink Communications, Inc.,
              Senior Notes, 10.75%                            B2       6/01/2009            935
      500   Time Warner Telecom, Inc.,
              Senior Notes, 10.13% (b)                        B2       2/01/2011            513
    1,000   Winstar Communications, Inc.,
              Senior Notes, 12.50%                            B3       4/15/2008            845
    1,000   Winstar Communications, Inc.,
              Senior Discount Notes, 0%/14.75% (a)            B3       4/15/2010            390
-----------------------------------------------------------------------------------------------
                                                                                          5,745
-----------------------------------------------------------------------------------------------
            TEXTILES - APPAREL (3.5%)
    1,362   Hartmarx Corp.,
              Senior Subordinated Notes, 10.88% (d)           B3       1/15/2002          1,355
      500   Kellwood Co., Senior Notes, 7.88%                 Baa3     7/15/2009            431
-----------------------------------------------------------------------------------------------
                                                                                          1,786
-----------------------------------------------------------------------------------------------
            WASTE MANAGEMENT (2.4%)
      500   Allied Waste North America, Inc.,
              Senior Notes, 7.88%                             Ba3      1/01/2009            483
      750   Allied Waste North America, Inc.,
              Senior Subordinated Notes, 10.00%               B2       8/01/2009            761
-----------------------------------------------------------------------------------------------
                                                                                          1,244
-----------------------------------------------------------------------------------------------
            WATER UTILITIES (1.0%)
      500   Azurix Corp., Senior Notes, 10.38%                Ba3      2/15/2007            500
-----------------------------------------------------------------------------------------------
            Total corporate bonds (cost: $47,003)                                        46,083
-----------------------------------------------------------------------------------------------

                                                                          MARKET
   NUMBER                                                                  VALUE
  OF SHARES             SECURITY                                           (000)
--------------------------------------------------------------------------------
                                COMMON STOCKS (3.2%)

            ELECTRONICS - SEMICONDUCTORS (0.1%)
      500   Asat Finance L.L.C., Warrants                                $    25
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (2.8%)
   45,000   Correctional Properties Trust                                    545
   67,000   Entertainment Properties Trust                                   922
--------------------------------------------------------------------------------
                                                                           1,467
--------------------------------------------------------------------------------
            TELEPHONES (0.3%)
    2,750   GT Group Telecom, Inc., Warrants                                 152
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,311)                             1,644
--------------------------------------------------------------------------------
                                PREFERRED STOCKS (4.0%)

            REAL ESTATE INVESTMENT TRUSTS (1.0%)
    9,000   Avalon Bay Communities, Inc., 8.50%
              cumulative redeemable                                          229
   13,300   Prime Group Realty Trust, 9.00%
              cumulative redeemable                                          256
--------------------------------------------------------------------------------
                                                                             485
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (3.0%)
    1,086   Crown Castle International Corp., PIK,
              12.75% cumulative redeemable (c)                             1,108
      513   Nextel Communications, Inc., PIK,
              11.13%, Series E, cumulative redeemable                        464
--------------------------------------------------------------------------------
                                                                           1,572
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $2,069)                          2,057
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
------------

                                CASH EQUIVALENTS (3.2%)

            COMMERCIAL PAPER
   $1,644   Wheels, Inc., 6.60%, 2/01/2001 (a),(b) (cost: $1,644)          1,644
--------------------------------------------------------------------------------
               Total investments (cost: $52,027)                         $51,428
================================================================================









USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Pay-in-kind (PIK) - Securities in which the issuer has the option to make interest or dividend payment in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.


SPECIFIC NOTES

(a) Stepped coupon note initially issued in zero-coupon form that converts to coupon form at the specified rate and at a future date, generally five years prior to maturity. As of the end of this reporting period, the security is in zero-coupon form.

(b) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(c) At January 31, 2001, the cost of securities purchased on a delayed-delivery basis was $1,500,000.

(d) At January 31, 2001, portions of these securities were segregated to cover delayed-delivery purchases.







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)




ASSETS

   Investments in securities, at market value
       (identified cost of $52,027)                                    $ 51,428
   Cash                                                                     417
   Receivables:
      Capital shares sold                                                   157
      Interest                                                              983
      Securities sold                                                       590
                                                                       --------
         Total assets                                                    53,575
                                                                       --------

LIABILITIES

   Securities purchased                                                   1,560
   Capital shares redeemed                                                  108
   USAA Investment Management Company                                        18
   USAA Transfer Agency Company                                               6
   Accounts payable and accrued expenses                                     19
                                                                       --------
         Total liabilities                                                1,711
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 51,864
                                                                       ========

REPRESENTED BY

   Paid-in capital                                                     $ 54,291
   Accumulated undistributed net investment income                            4
   Accumulated net realized loss on investments                          (1,832)
   Net unrealized depreciation of investments                              (599)
                                                                       --------
            Net assets applicable to capital shares outstanding        $ 51,864
                                                                       ========
   Capital shares outstanding                                             5,461
                                                                       ========
   Authorized shares of $.01 par value                                  100,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $   9.50
                                                                       ========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)





NET INVESTMENT INCOME

   Income:
      Dividends                                                         $   206
      Interest                                                            2,592
                                                                        -------
         Total income                                                     2,798
                                                                        -------
   Expenses:
      Management fees                                                       115
      Transfer agent's fees                                                  32
      Custodian's fees                                                       24
      Postage                                                                 3
      Shareholder reporting fees                                             10
      Directors' fees                                                         2
      Registration fees                                                      11
      Professional fees                                                      25
      Other                                                                   2
                                                                        -------
         Total expenses before reimbursement                                224
      Expenses reimbursed                                                   (52)
                                                                        -------
         Total expenses                                                     172
                                                                        -------
            Net investment income                                         2,626
                                                                        -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS

   Net realized loss                                                     (1,387)
   Change in net unrealized appreciation/depreciation                       162
                                                                        -------
            Net realized and unrealized loss                             (1,225)
                                                                        -------
Increase in net assets resulting from operations                        $ 1,401
                                                                        =======




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND PERIOD ENDED JULY 31, 2000*
(UNAUDITED)
                                                      1/31/2001      7/31/2000*
                                                     --------------------------
FROM OPERATIONS

   Net investment income                               $  2,626       $  3,597
   Net realized loss on investments                      (1,387)          (434)
   Change in net unrealized appreciation/depreciation
      of investments                                        162           (761)
                                                     --------------------------
      Increase in net assets
         resulting from operations                        1,401          2,402
                                                     --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                                 (2,746)        (3,541)
                                                     --------------------------
   Net realized gains                                       (11)            -
                                                     --------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                             21,962         55,017
   Reinvested dividends                                   1,330          1,070
   Cost of shares redeemed                              (14,979)       (10,041)
                                                     --------------------------
      Increase in net assets from
         capital share transactions                       8,313         46,046
                                                     --------------------------
Net increase in net assets                                6,957         44,907

NET ASSETS

   Beginning of period                                   44,907             -
                                                     --------------------------
   End of period                                       $ 51,864       $ 44,907
                                                     ==========================
ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT INCOME

   End of period                                       $      4       $    124
                                                     ==========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                            2,333          5,488
   Shares issued for dividends reinvested                   143            108
   Shares redeemed                                       (1,608)        (1,003)
                                                     --------------------------
      Increase in shares outstanding                        868          4,593
                                                     ==========================


* FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA High-Yield Opportunities Fund (the Fund). The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by normally investing at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million - $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO - $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.


(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $364,000, which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $22,428,000 and $15,164,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $1,995,000 and $2,594,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.75% of its annual average net assets through December 1, 2001, and accordingly has waived a portion of its management fee. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 2, 1999, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.75% of the Fund's average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2001, the Association and its affiliates owned 1,037,000 shares (19.0%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premium and discounts on all fixed-income securities and classify as interest income gains and losses realized on mortgage-backed securities. The Fund had adopted this requirement at its inception date; therefore, this requirement has no impact on the Fund's financial statements.


(8) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout each period is as follows:

                                                 SIX-MONTH
                                               PERIOD ENDED         PERIOD ENDED
                                                JANUARY 31,           JULY 31,
                                               ---------------------------------
                                                   2001                2000*
                                               ---------------------------------

Net asset value at
   beginning of period                           $  9.78             $ 10.00
Net investment income                                .54(a)             1.08(a)
Net realized and unrealized loss                    (.26)               (.33)
Distributions from net investment income            (.56)               (.97)
Distributions of realized capital gains            (.002)                 -
                                               ---------------------------------
Net asset value at end of period                 $  9.50             $  9.78
                                               =================================
Total return (%)**                                  3.17                7.80
Net assets at end of period (000)                $51,864             $44,907
Ratio of expenses to average net assets (%)          .75(b)              .75
Ratio of expenses to average
   net assets, excluding reimbursements (%)          .98(b)             1.19
Ratio of net investment
income to average net assets (%)                   11.46(b)            10.30
Portfolio turnover (%)                             35.10               51.88


 * FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.
** ASSUMES REINVESTMENT  OF ALL DIVIDEND  INCOME AND CAPITAL GAIN  DISTRIBUTIONS
   DURING THE PERIOD.
(a)CALCULATED USING AVERAGE SHARES.
(b)ANNUALIZED.  THE  RATIO  IS  NOT  NECESSARILY  INDICATIVE  OF  12  MONTHS  OF
   OPERATIONS.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








[USAA LOGO APPEARS HERE.]  WE KNOW WHAT IT MEANS TO SERVE.(REGISTERED TRADEMARK)
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